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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of THE SECURITIES

                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 28, 1998

                       ELECTRONICS BOUTIQUE HOLDINGS CORP.
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               (Exact name of registrant as specified in charter)

         Delaware                  000-24603                  51-0379406
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(State or other juris-       (Commission File Number)     (IRS Employer Identi-
 diction of incorporation)                                fication No.)

103 Foulk Road, Suite 202, Wilmington, DE                               19803
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(Address of principle executive offices)                              (Zip Code)

Registrant's telephone number, including area code    (302) 778-4778

                                       N/A
       -------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.           Other Events

     On September 28, 1998, the Board of Directors (the "Board") of Electronics Boutique Holdings Corp. (the "Company") increased the size of the Company's Board from five to six members and appointed Stanley Steinberg as a Class I Director. A copy of the press release relating to the appointment of Mr. Steinberg to the Board is attached hereto as an exhibit.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

      (c) Exhibits

          99.1 Press Release dated September 29, 1998.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ELECTRONICS BOUTIQUE HOLDINGS CORP.


Date: October 2, 1998                By:    /s/ John R. Panichello
      ---------------                   --------------------------
                                     Name:  John R. Panichello
                                     Title: Senior Vice President, Chief
                                            Financial Officer and Secretary